EXHIBIT 99.1

GSAA0405 - PRICE/YIELD - AF2 TO CALL

Balance    $66,815,000.00    Delay             24             WAC     6.55168     WAM     350
Coupon     4.73018           Dated             6/1/2004       NET     6.027145    WALA      3
Settle     6/29/2004         First Payment     7/25/2004

Price                   6 CPR           8 CPR          10 CPR          25 CPR          40 CPR          60 CPR
99.000                       4.8638          4.8849           4.909          5.1121          5.3437          5.7537        Yield
99.000                          -42             -10              22             189             287             352       Spread
99.125                       4.8479          4.8652          4.8848          5.0507          5.2398          5.5745        Yield
99.125                          -43             -12              20             183             276             334       Spread
99.250                       4.8320          4.8454          4.8607          4.9894          5.1361          5.3957        Yield
99.250                          -45             -14              17             177             266             316       Spread
99.375                       4.8162          4.8257          4.8366          4.9282          5.0326          5.2172        Yield
99.375                          -47             -16              15             171             256             298       Spread
99.500                       4.8004          4.8060          4.8125          4.8671          4.9293          5.0392        Yield
99.500                          -48             -18              12             165             245             281       Spread
99.625                       4.7846          4.7864          4.7885          4.8061          4.8261          4.8616        Yield
99.625                          -50             -20              10             159             235             263       Spread
99.750                       4.7688          4.7668          4.7645          4.7452          4.7232          4.6843        Yield
99.750                          -51             -22               8             153             225             245       Spread
99.875                        4.753          4.7472          4.7405          4.6844          4.6204          4.5074        Yield
99.875                          -53             -24               5             147             215             227       Spread
100.000                      4.7373          4.7276          4.7166          4.6237          4.5178          4.3309        Yield
100.000                         -54             -26               3             140             204             210       Spread
100.125                      4.7216          4.7081          4.6927           4.563          4.4154          4.1548        Yield
100.125                         -56             -28               0             134             194             192       Spread
100.250                      4.7060          4.6886          4.6689          4.5025          4.3132          3.9791        Yield
100.250                         -58             -30              -2             128             184             175       Spread
100.375                      4.6903          4.6692          4.6451          4.4421          4.2112          3.8037        Yield
100.375                         -59             -32              -4             122             174             157       Spread
100.500                      4.6747          4.6497          4.6213          4.3818          4.1093          3.6287        Yield
100.500                         -61             -34              -7             116             163             140       Spread
100.625                      4.6591          4.6303          4.5976          4.3216          4.0077          3.4541        Yield
100.625                         -62             -36              -9             110             153             122       Spread
100.750                      4.6435          4.6110          4.5739          4.2615          3.9062          3.2799        Yield
100.750                         -64             -38             -11             104             143             105       Spread
100.875                      4.6280          4.5916          4.5502          4.2015          3.8049          3.1061        Yield
100.875                         -65             -40             -14              98             133              87       Spread
101.000                      4.6125          4.5723          4.5266          4.1415          3.7038          2.9326        Yield
101.000                         -67             -42             -16              92             123              70       Spread

WAL                           10.36            7.89             6.2            2.21            1.28            0.73
Mod Durn                       7.93            6.37            5.21            2.05            1.22            0.71
Principal Window      Oct10 - Jul19   Apr09 - Sep16   May08 - May14   Dec05 - Jun07   May05 - Mar06   Dec04 - Jun05

LIBOR_1MO                    1.1787          1.1787          1.1787          1.1787          1.1787          1.1787
LIBOR_6MO                      1.71            1.71            1.71            1.71            1.71            1.71
Optional Redemption         Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


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